                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                December 23, 2003
                                -----------------
                                (Date of report)


                               BIB HOLDINGS, LTD.
             (Exact Name of Registrant as Specified in its Charter)


          Nevada                      000-32143                    33-0895699
(State of Incorporation)      (Commission File Number)         (IRS Employer ID)


                              7409 Oak Grove Avenue
                             Las Vegas, Nevada 89117
                    (Address of principle executive offices)

                                 (702) 243-8809
              (Registrant's telephone number, including area code)

                               Sassoon Group, Inc.
          (Former name or former address, if changed since last report)

ITEM 4.1

CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On December 23, 2003, BIB Holdings, Ltd. (the "Registrant"), dismissed Chavez and Koch, LLP ("C&K") as the Registrant's principal independent accountant. On December 23, 2003, the Registrant engaged Lazar Levine & Felix, LLP as its principal independent accountant. The action to engage Lazar Levine & Felix, LLP was taken upon the majority approval of the Board of Directors of the Registrant.

         The Company engaged C&K on August 23, 2003. During the last two fiscal years ended December 31, 2002 and December 31, 2001 and through December 23, 2003, there were no disagreements between the Registrant and C&K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of C&K would have caused C&K to make reference to the matter in its reports on the Registrant's financial statements. During the last two most recent fiscal years ended December 31, 2002 and December 31, 2001 and through December 23, 2003, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

         During the two most recent fiscal years and through December 23, 2003, the Registrant has not consulted with Lazar Levine & Felix, LLP regarding either:

          1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Lazar Levine & Felix, LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

          2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

         The Registrant has requested that C&K furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated December 30, 2003, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7(C).  EXHIBITS.

Exhibit 16.1 Letter from Chavez and Koch, LLP, dated December 30, 2003, regarding their dismissal as the Company's independent auditors.

                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.


                                       BIB Holdings, Ltd.
                                       (Registrant)



                                       /s/ Gail Binder
                                       ------------------------------
                                       By: Gail Binder
                                       Its:  Chief Executive Officer